SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
OF
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

The following information is added to the section titled "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION", beginning on page 54 of the SAI.

Investors Eligible to Purchase Closed Funds. The Class A shares of the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds (the "Closed Share Classes") are closed to new investors, except in connection with the closing of a reorganization. You may continue to purchase shares of the Closed Share Classes if:

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You are an existing shareholder of the Closed Share Classes (either directly or through a financial intermediary) and you wish to:
- add to your existing account through the purchase of additional shares of the Closed Share Classes, including the reinvestment of dividends, and cash distributions from shares owned in the Closed Share Classes; or
- open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Share Classes through an omnibus account are not permitted to purchase shares of the Closed Share Classes on behalf of clients that do not currently own shares of the Closed Share Classes.

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You are the beneficiary of shares of the Closed Share Classes (.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Share Classes through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Share Classes.

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You are a participant in a qualified defined contribution plan or 457 plan that invests in the Closed Share Classes. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Share Classes.

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You are: (1) an employer-sponsored retirement plan, for which Funds Management or the Distributor or an affiliate has entered into an agreement to provide document or administrative services; (2) a retirement plan whose administrators or dealers have entered into an agreement with Funds Management or the Distributor or an affiliate to perform services; 3) a participant of one of the above-referenced retirement plans.

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You purchase your shares through a fee-based advisory program.

Additional investments will not be accepted in the Closed Share Classes unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of the Closed Share Classes, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Share Classes if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Share Classes.

July 16, 2012